                                                                 Exhibit (m)(26)

                   AMENDMENT TO SHAREHOLDER SERVICE AGREEMENT
                          WITH FIRST TRUST CORPORATION

This amendment (the "Amendment") is effective as of August 22, 2003, by and between First Trust Corporation ("FTC"), One Group Dealer Services, Inc. ("Distributor") and One Group Mutual Funds ("Fund Company").

WHEREAS the parties entered into a Shareholder Service Agreement (the "Agreement") dated May 15, 2002 and later amended;

WHEREAS, the parties now wish to amend the Agreement by (i) changing Section 2 thereof relating to payment of service fees by Distributor to FTC, (ii) by amending Exhibit A to no longer allow Class I shares to be available for purchase by Plans, (iii) by revising Exhibit 1(b)(4)(ii), and (iv) by adding a provision relating to the non-disclosure of customer information;

NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein, and other valuable consideration, the receipt and sufficiency of which are acknowledged herein, the parties agree as follows:

                                    AMENDMENT

1. Each party to the Agreement agrees that any Non-public Personal Information, as the term is defined in the Gramm-Leach-Bliley Act (the "Act"), and further set forth in applicable regulations promulgated by the SEC as they may apply to the Company and by the FDIC as they may apply to FTC, and disclosed by a party hereunder, is for the specific purpose of permitting the other party to perform the services set forth in the Agreement. Each party agrees that, with respect to such information, it will comply with the Act and regulations applicable to it and that it will not disclose any Non-public Personal Information received in connection with the Agreement to any other party, except to the extent as necessary to carry out the services set forth in this Agreement or as otherwise permitted by law and regulation, and in such cases only after receipt of written authorization from the other party to the Agreement.

2. Section 2 of the Agreement is hereby deleted and replaced with the following new Section 2:

     "For the services provided by FTC under this Agreement, the Fund Company and/or the Distributor will pay to FTC:

     (i) a quarterly service fee under Rule 12b-1 for accounts traded under the nominee names of FTC & Co. and IMS & Co. equal on an annual basis to .25% of the average daily net asset value of the Class A shares of such Fund which are owned beneficially by the Plans during such period; and

     (ii) for accounts traded under the nominee name of TRUSTlynx & Co.

          (a) a quarterly service fee under Rule 12b-1 equal on an annual basis to .25% of the average daily net asset value of the Class A shares of such Fund which are owned beneficially by the Plans during such period; and

          (b) a sub-transfer agency fee equal on an annual basis to .10% of the average daily net asset value of the Class A shares of such Fund which are owned beneficially by the Plans during such period and held in an omnibus account with the Fund Company under the nominee name of TRUSTlynx & Co., up to a maximum of $18.00 per participant account per year.

     FTC will provide the Fund Company with an invoice for the quarterly service fee, showing the calculation used to arrive at the amount due, within five
     (5) days of the end of the calendar quarter. Such fees will be paid or cause to be paid by the Distributor to FTC by check no later than 30 days after receipt of the invoice.

3.   Amended Exhibit A and Amended Exhibit 1(b)(4)(ii) are attached hereto.

     Except to the extent modified by this Amendment, the remaining provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of the Agreement and those of this Amendment, the Amendment shall control.

First Trust Corporation (FTC)

By: \s\ Skip Schweiss
Its: Executive Vice President
Date:___________________________



One Group Mutual Funds (Fund Company)

By: \s\ Robert L. Young
   -----------------------------
Its: Treasurer
    ----------------------------
Date:___________________________


One Group Dealer Services, Inc. (Distributor)

By: \s\ Michael V. Wible
   -----------------------------
Its: Secretary
    ----------------------------
Date:___________________________

                                    Exhibit A
                                       to
                Shareholder Service Agreement dated May 15, 2003
                            Effective August 22, 2003



                 Investment Portfolios of One Group Mutual Funds

-----------------------------------------------------------------------------------------------------------------
             Fund Name                  Class *             Cusip                Ticker        Trading Deadline
-----------------------------------------------------------------------------------------------------------------
Arizona Municipal Bond                     I              681939724              OGAFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Balanced                                   I              681937488              HLBAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Bond                                       I              68231N743              WOBDX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Diversified Equity                         I              681939781              OGVFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Diversified Mid Cap                        I              68231N875              WOOPX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Equity Income                              I              681937793              HLIEX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Income Bond                                I              681937660              HLIPX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Intermediate Bond                          I              681937272              SEIFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Free Bond                 I              681937595              HLTIX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
International Equity Index                 I              681937579              OIEAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Balanced                          I              681939559              OIBFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Conservative Growth               I              681939625              ONCFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Growth                            I              681939658              ONIFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Growth & Income                   I              681939583              ONGFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Kentucky Municipal Bond                    I              681937389              TRKMX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth                           I              681937256              SEEGX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Large Cap Value                            I              681937884              HLQVX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Louisiana Municipal Bond                   I              681939757              OGLFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                             I              681937736              HLGEX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value                              I              681937769              HLDEX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Municipal Income                           I              681937439              HLTAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond                        I              681937850              HLOMX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth                           I              681939823              OGGFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
West Virginia Municipal Bond               I              681939682              OGWFX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Arizona Municipal Bond                     A              681939740              OAMAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Balanced                                   A              681937470              OGASX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Bond                                       A              68231N776              PGBOX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Diversified Equity                         A              681939815              PAVGX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Diversified International                  A              68231N867              PGIEX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Diversified Mid Cap                        A              68231N701              PECAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Equity Income                              A              681937785              OIEIX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Equity Index                               A              681937827              OGEAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Government Bond                            A              681937330              OGGAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Health Sciences                            A              68232Q109              OHSAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
High Yield Bond                            A              68231N107              OHYAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Income Bond                                A              681937652              ONIAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Intermediate Bond                          A              681937264              OGBAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Free Bond                 A              681937587              ONTAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
International Equity Index                 A              681937561              OEIAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
             Fund Name                  Class *             Cusip                Ticker        Trading Deadline
-----------------------------------------------------------------------------------------------------------------
Investor Balanced                          A              681939575              OGIAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Conservative Growth               A              681939641              OICAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Growth                            A              681939674              ONGAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Investor Growth & Income                   A              681939617              ONGIX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Kentucky Municipal Bond                    A              681937371              OKYAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth                           A              681937249              OLGAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Large Cap Value                            A              681937876              OLVAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Louisiana Municipal Bond                   A              681939773              PGLAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Market Expansion Index                     A              68231N826              OMEAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Market Neutral                             A              68232Q802              OGNAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond                    A              68231N644              PEIAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                             A              681937728              OSGIX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value                              A              681937751              OGDIX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                 A              68231N180              OMBAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Municipal Income                           A              681937421              OTBAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond                        A              681937843              ONOHX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond                            A              681937629              OGLVX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond                  A              68231N735              OSTAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth                           A              681939849              PGSGX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                            A              68231N305              PSOAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Tax-Free Bond                              A              68231N685              PMBAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Technology                                 A              68231N263              OGTAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Treasury & Agency                          A              681939526              OTABX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
Ultra Short-Term Bond                      A              681937314              ONUAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------
West Virginia Municipal Bond               A              681939716              OGWAX           4:00 PM (ET)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

     * All Class I shares: No new purchases; redemption only allowed

                               EXHIBIT 1(b)(4)(ii)

                        to Shareholder Service Agreement

                          Fund Parameters at Plan Level

        Fund Name                                        Parameter(s)
        ---------                                        ------------

      1. All Funds                                      See Prospectus